UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07707

AB GLOBAL REAL ESTATE INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2016

Date of reporting period: May 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.16

SEMI-ANNUAL REPORT

AB GLOBAL REAL ESTATE INVESTMENT FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

July 11, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Global Real Estate Investment Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2016.

Investment Objectives and Policies

The Fund’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies. The Fund invests in real estate companies that AllianceBernstein L.P. (the “Adviser”) believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in US and non-US issuers. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The Fund’s investment policies emphasize investments in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others.

The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain

AB GLOBAL REAL ESTATE INVESTMENT FUND •	1

ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 6 shows the Fund’s performance compared to its primary benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Developed Real Estate (“RE”) Index (net) for the six- and 12-month periods ended May 31, 2016. A comparison to the global equity market is also shown, as represented by the Morgan Stanley Capital International (“MSCI”) World Index, for the same timeframes; additionally, a comparison to the overall US stock market, as represented by the Standard & Poor’s (“S&P”) 500 Index, is shown.

For the six-month period, the Fund underperformed the FTSE EPRA/NAREIT Developed RE Index (net), before sales charges. Sector selection detracted from returns, primarily due to an overweight position in the lodging sector and an underweight position in the health care sector, relative to the benchmark. Stock selection contributed to returns. The largest contributors were from the industrial/office and health care sectors, which were only partially offset by negative stock selection in the lodging sector.

During the 12-month period, the Fund underperformed the benchmark.

Sector selection detracted from returns, mainly due to overweight positions in the lodging and diversified sectors. Stock selection contributed. The largest contributors were from the industrial/office and health care sectors, which were only partially offset by negative stock selection in the lodging sector.

Derivatives in the form of foreign currency forwards were utilized for hedging and investment purposes, which had an immaterial impact on performance in the six-month period and added to returns for the 12-month period, in absolute terms. The Fund’s performance was not impacted by leverage during either period.

Market Review and Investment Strategy

Improving real estate fundamentals and continuing low interest rates bolstered real estate markets during both periods. The FTSE EPRA/NAREIT Developed RE Index (net) finished the 12-month period up 3.39%, strongly outperforming the MSCI World global equity index, which fell 3.96% during the same period.

Global real estate stocks have benefitted from several positive trends. For example, both debt and equity financing remained available at attractive prices. Also, real estate fundamentals generally improved or remained stable across the globe. In Australia, retail sales remained robust, which supported income growth for retail REITs. In Japan, monetary policy and stable fundamentals supported sentiment. In the UK, the London office

2	• AB GLOBAL REAL ESTATE INVESTMENT FUND

market remained healthy, though the pace of rent growth began to slow. In continental Europe, aggressive monetary policy easing has lowered debt costs for property firms. In the US, most segments of the property market performed well. In the industrial sector, for example, growth in e-commerce retailing supported ongoing demand growth, which continued to outpace supply growth in most segments of the market. The Fund’s Senior Investment Management team continues to find attractive opportunities across a wide group of countries and sectors, focusing on attractively priced companies with improving fundamentals, together with the balance sheet strength to withstand periods of renewed volatility.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The FTSE® EPRA/NAREIT Developed RE Index, MSCI World Index and S&P® 500 Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE EPRA/NAREIT Developed RE Index is a market value-weighted index based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax; gross returns include reinvestment of dividends prior to such deduction. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk: The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Global Real Estate Investment Fund
Class A	4.73%	1.96%

Class B*	4.28%	1.09%

Class C	4.25%	1.13%

Advisor Class†	4.85%	2.18%

Class R†	4.49%	1.59%

Class K†	4.70%	1.97%

Class I†	4.86%	2.31%

Primary Benchmark: FTSE EPRA/NAREIT Developed RE Index (net)	5.93%	3.39%

FTSE EPRA/NAREIT Developed RE Index (gross)	6.41%	4.29%

MSCI World Index	0.01%	-3.96%

S&P 500 Index	1.93%	1.72%

      Performance returns for the FTSE EPRA/NAREIT Developed RE Index are shown both net and gross of withholding taxes on dividends. More specifically, net performance returns are calculated applying dividend withholding tax rates applicable to non-resident persons who do not benefit from double taxation treaties; gross performance returns do not take into account such dividend withholding taxes.

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.96%	-2.37%
5 Years	6.26%	5.34%
10 Years	3.75%	3.30%

Class B Shares
1 Year	1.09%	-2.87%
5 Years	5.43%	5.43%
10 Years(a)	3.09%	3.09%

Class C Shares
1 Year	1.13%	0.14%
5 Years	5.47%	5.47%
10 Years	3.00%	3.00%

Advisor Class Shares*
1 Year	2.18%	2.18%
5 Years	6.57%	6.57%
10 Years	4.09%	4.09%

Class R Shares*
1 Year	1.59%	1.59%
5 Years	5.96%	5.96%
10 Years	3.51%	3.51%

Class K Shares*
1 Year	1.97%	1.97%
5 Years	6.28%	6.28%
10 Years	3.82%	3.82%

Class I Shares*
1 Year	2.31%	2.31%
5 Years	6.64%	6.64%
10 Years	4.17%	4.17%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.29%, 2.09%, 2.05%, 1.04%, 1.62%, 1.30% and 0.99% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB GLOBAL REAL ESTATE INVESTMENT FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	4.39%
5 Years	6.57%
10 Years	3.11%

Class B Shares
1 Year	4.20%
5 Years	6.67%
10 Years(a)	2.89%

Class C Shares
1 Year	7.25%
5 Years	6.73%
10 Years	2.81%

Advisor Class Shares*
1 Year	9.35%
5 Years	7.82%
10 Years	3.89%

Class R Shares*
1 Year	8.76%
5 Years	7.23%
10 Years	3.31%

Class K Shares*
1 Year	9.06%
5 Years	7.56%
10 Years	3.63%

Class I Shares*
1 Year	9.46%
5 Years	7.90%
10 Years	3.98%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,047.30	$6.60	1.29%
Hypothetical**	$1,000	$1,018.55	$6.51	1.29%
Class B
Actual	$1,000	$1,042.80	$10.78	2.11%
Hypothetical**	$1,000	$1,014.45	$10.63	2.11%
Class C
Actual	$1,000	$1,042.50	$10.42	2.04%
Hypothetical**	$1,000	$1,014.80	$10.28	2.04%
Advisor Class
Actual	$1,000	$1,048.50	$5.27	1.03%
Hypothetical**	$1,000	$1,019.85	$5.20	1.03%
Class R
Actual	$1,000	$1,044.90	$8.03	1.57%
Hypothetical**	$1,000	$1,017.15	$7.92	1.57%
Class K
Actual	$1,000	$1,047.00	$6.55	1.28%
Hypothetical**	$1,000	$1,018.60	$6.46	1.28%
Class I
Actual	$1,000	$1,048.60	$4.81	0.94%
Hypothetical**	$1,000	$1,020.30	$4.75	0.94%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	9

Expense Example

PORTFOLIO SUMMARY

May 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $165.7

*	All data are as of May 31, 2016. The Fund’s industry and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following countries: Belgium, Chile, Italy, South Korea, Sweden and Turkey.

Please note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Simon Property Group, Inc.	$9,648,389	5.8%
AvalonBay Communities, Inc.	5,337,040	3.2
Ventas, Inc.	4,494,521	2.7
Boston Properties, Inc.	4,090,513	2.5
Cheung Kong Property Holdings Ltd.	3,164,414	1.9
Regency Centers Corp.	2,872,500	1.7
Mitsui Fudosan Co., Ltd.	2,679,100	1.6
Extra Space Storage, Inc.	2,630,121	1.6
Link REIT	2,555,238	1.6
DCT Industrial Trust, Inc.	2,282,440	1.4
	$39,754,276	24.0%

*	Long-term investments.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.7%
Equity: Other – 31.0%
Diversified/Specialty – 23.4%
Alexandria Real Estate Equities, Inc.	17,390	$1,685,091
Armada Hoffler Properties, Inc.	67,520	816,992
Buzzi Unicem SpA(a)	47,780	950,292
CA Immobilien Anlagen AG(b)	49,920	887,729
CBRE Group, Inc. – Class A(b)	32,060	956,991
Cheung Kong Property Holdings Ltd.	507,000	3,164,414
City Developments Ltd.	86,100	512,148
Colony Starwood Homes	80,620	2,194,476
East Japan Railway Co.	9,100	825,620
Frasers Centrepoint Ltd.	338,300	393,184
Fukuoka REIT Corp.	442	809,912
GPT Group (The)	446,980	1,735,577
Gramercy Property Trust	237,424	2,120,196
IMMOFINANZ AG(b)	839,030	1,944,858
Kaisa Group Holdings Ltd.(a)(b)(c)(d)	1,770,000	88,833
Kennedy Wilson Europe Real Estate PLC	124,908	1,958,161
LendLease Group	80,789	782,616
Merlin Properties Socimi SA	177,285	1,950,481
Mitsubishi Estate Co., Ltd.	70,000	1,340,807
Mitsui Fudosan Co., Ltd.	110,000	2,679,100
New World Development Co., Ltd.	1,133,402	1,067,655
Premier Investment Corp.	912	1,160,783
STORE Capital Corp.	81,980	2,092,949
Sumitomo Realty & Development Co., Ltd.	79,000	2,191,421
Sun Hung Kai Properties Ltd.	179,342	2,104,470
TLG Immobilien AG	25,340	553,893
UOL Group Ltd.	428,048	1,764,952

		38,733,601

Health Care – 5.9%
Assura PLC	547,320	444,711
Care Capital Properties, Inc.	40,060	1,041,159
LTC Properties, Inc.	22,320	1,040,558
Medical Properties Trust, Inc.	92,350	1,357,545
Ventas, Inc.	67,760	4,494,521
Welltower, Inc.	19,360	1,334,098

		9,712,592

Triple Net – 1.7%
National Retail Properties, Inc.	45,590	2,066,595
Realty Income Corp.	13,500	811,215

		2,877,810

		51,324,003

Residential – 21.1%
Multi-Family – 15.1%
AvalonBay Communities, Inc.	29,670	5,337,040
Camden Property Trust	20,900	1,780,889
China Overseas Land & Investment Ltd.	584,000	1,752,272

12	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

China Resources Land Ltd.	440,000	$1,049,436
CIFI Holdings Group Co., Ltd.	2,212,000	522,862
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	674,650	616,130
Independence Realty Trust, Inc.	249,370	1,945,086
Japan Rental Housing Investments, Inc.	1,055	819,650
Kenedix Residential Investment Corp.	297	789,853
Killam Apartment Real Estate Investment Trust	96,410	874,884
Mid-America Apartment Communities, Inc.	21,360	2,199,866
Mirvac Group	1,020,830	1,432,695
Sun Communities, Inc.	30,903	2,157,957
UNITE Group PLC (The)	171,591	1,628,805
Vonovia SE	34,836	1,194,453
Wing Tai Holdings Ltd.	703,900	879,135

		24,981,013

Self Storage – 5.3%
Big Yellow Group PLC	105,970	1,274,912
Extra Space Storage, Inc.	28,290	2,630,121
Public Storage	7,442	1,888,110
Safestore Holdings PLC	157,550	798,408
Sovran Self Storage, Inc.	20,160	2,182,723

		8,774,274

Student Housing – 0.7%
Education Realty Trust, Inc.	27,470	1,175,442

		34,930,729

Retail – 19.6%
Regional Mall – 7.5%
General Growth Properties, Inc.	27,960	751,285
Pennsylvania Real Estate Investment Trust	47,260	997,186
Simon Property Group, Inc.	48,818	9,648,389
Westfield Corp.	127,022	982,717

		12,379,577

Shopping Center/Other Retail – 12.1%
Aeon Mall Co., Ltd.	62,500	819,236
DDR Corp.	83,190	1,431,700
Fibra Shop Portafolios Inmobiliarios SAPI de CV	703,774	615,434
Frontier Real Estate Investment Corp.	194	947,048
Kite Realty Group Trust	71,310	1,916,100
Klepierre	44,273	2,023,495
Link REIT	417,261	2,555,238
Mercialys SA	63,490	1,380,953
Parque Arauco SA	277,242	518,968
Ramco-Gershenson Properties Trust	101,229	1,823,134
Regency Centers Corp.	37,500	2,872,500
Retail Opportunity Investments Corp.	54,385	1,099,665
Scentre Group	636,983	2,142,571

		20,146,042

		32,525,619

AB GLOBAL REAL ESTATE INVESTMENT FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Office – 14.1%
Office – 14.1%
Allied Properties Real Estate Investment Trust	46,182	$1,278,030
alstria office REIT-AG(b)	165,474	2,162,653
Boston Properties, Inc.	32,560	4,090,513
Brandywine Realty Trust	132,760	2,096,280
Dream Office Real Estate Investment Trust(a)	70,681	1,017,621
Empire State Realty Trust, Inc. – Class A	76,820	1,455,739
Equity Commonwealth(b)	44,690	1,291,094
Highwoods Properties, Inc.	37,600	1,829,616
ICADE(a)	16,430	1,186,214
Inmobiliaria Colonial SA(b)	2,145,410	1,691,769
Investa Office Fund	310,621	952,913
Kenedix Office Investment Corp. – Class A	280	1,589,023
MCUBS MidCity Investment Corp.	232	786,322
Workspace Group PLC	148,930	1,868,482

		23,296,269

Industrials – 7.2%
Industrial Warehouse Distribution – 4.9%
DCT Industrial Trust, Inc.	52,920	2,282,439
GLP J-REIT	856	982,573
Granite Real Estate Investment Trust	28,920	868,468
Macquarie Mexico Real Estate Management SA de CV(b)	357,520	448,431
PLA Administradora Industrial S de RL de CV(b)	30	50
Pure Industrial Real Estate Trust(a)	211,780	825,253
Rexford Industrial Realty, Inc.	96,940	1,929,106
Warehouses De Pauw CVA	9,464	899,147

		8,235,467

Mixed Office Industrial – 2.3%
Axiare Patrimonio SOCIMI SA	64,810	945,373
Goodman Group	348,150	1,786,555
Kungsleden AB	145,830	1,031,394

		3,763,322

		11,998,789

Lodging – 2.4%
Lodging – 2.4%
Chesapeake Lodging Trust	35,880	855,379
Pebblebrook Hotel Trust	37,370	942,472
Summit Hotel Properties, Inc.	130,350	1,525,095
Wyndham Worldwide Corp.	10,290	693,443

		4,016,389

Mortgage – 1.5%
Mortgage – 1.5%
Blackstone Mortgage Trust, Inc. – Class A	30,340	855,285
Concentradora Hipotecaria SAPI de CV	552,880	745,291
First American Financial Corp.	22,960	877,990

		2,478,566

14	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

Real Estate – 0.8%
Developers – 0.8%
Daelim Industrial Co., Ltd.		6,660	$453,614
Transurban Group		95,010	825,995

			1,279,609

Total Common Stocks (cost $146,915,882)			161,849,973

SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 1.9%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.41%(e)(f) (cost $3,187,586)		3,187,586	3,187,586

		Principal Amount (000)
Time Deposits – 0.4%
ANZ, London 0.096%, 6/01/16	GBP	47	67,589
BBH, Grand Cayman (1.45)%, 6/01/16	CHF	13	12,734
(1.028)%, 6/01/16	SEK	138	16,551
(0.41)%, 6/01/16	JPY	2,029	18,323
0.005%, 6/01/16	HKD	769	98,904
0.028%, 6/01/16	NOK	102	12,228
DNB, Oslo (0.545)%, 6/01/16	EUR	84	92,915
0.709%, 6/01/16	AUD	392	283,466
HSBC Bank PLC, London 0.05%, 6/01/16	SGD	55	39,945
Royal Bank of Canada, Toronto 0.05%, 6/01/16	CAD	35	26,912

Total Time Deposits (cost $670,168)			669,567

Total Short-Term Investments (cost $3,857,754)			3,857,153

Total Investments Before Security Lending Collateral for Securities Loaned – 100.0% (cost $150,773,636)			165,707,126

AB GLOBAL REAL ESTATE INVESTMENT FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.0%
Investment Companies – 2.0%
AB Exchange Reserves – Class I, 0.38%(e)(f) (cost $3,260,755)	3,260,755	$3,260,755

Total Investments – 102.0% (cost $154,034,391)		168,967,881
Other assets less liabilities – (2.0)%		(3,273,448)

Net Assets – 100.0%		$165,694,433

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	MXN	26,087	USD	1,453	6/17/16	$42,389
Barclays Bank PLC	SEK	10,908	USD	1,314	6/17/16	5,811
Barclays Bank PLC	USD	1,107	GBP	786	6/17/16	31,791
Barclays Bank PLC	USD	1,353	SEK	10,918	6/17/16	(43,406)
BNP Paribas SA	CAD	987	USD	782	6/17/16	29,171
BNP Paribas SA	USD	1,992	AUD	2,651	6/17/16	(76,747)
BNP Paribas SA	USD	451	CAD	606	6/17/16	11,284
BNP Paribas SA	USD	673	JPY	76,235	6/17/16	15,646
Brown Brothers Harriman & Co.	EUR	2,197	USD	2,434	6/17/16	(12,030)
Brown Brothers Harriman & Co.	JPY	76,235	USD	672	6/17/16	(16,617)
Brown Brothers Harriman & Co.	USD	530	AUD	687	6/17/16	(34,198)
Credit Suisse International	EUR	1,545	USD	1,731	9/20/16	5,582
Deutsche Bank AG	GBP	572	USD	835	6/17/16	5,973
Deutsche Bank AG	SGD	1,457	USD	1,076	6/17/16	17,859
Deutsche Bank AG	USD	1,121	CAD	1,416	6/17/16	(41,393)
Deutsche Bank AG	USD	1,449	CHF	1,406	6/17/16	(34,002)
Goldman Sachs Bank USA	CAD	1,796	USD	1,362	6/17/16	(7,927)
HSBC Bank USA	GBP	345	USD	502	6/17/16	2,109
HSBC Bank USA	CAD	1,269	USD	969	9/20/16	1,063
JPMorgan Chase Bank	USD	525	JPY	57,439	6/17/16	(6,532)
Morgan Stanley Capital Services LLC	AUD	1,478	USD	1,120	6/17/16	52,306
Royal Bank of Scotland PLC	GBP	403	USD	593	6/17/16	8,934
Royal Bank of Scotland PLC	JPY	187,476	USD	1,691	6/17/16	(2,883)
Royal Bank of Scotland PLC	USD	1,045	SEK	8,619	6/17/16	(10,889)
Societe Generale	USD	1,270	EUR	1,135	6/17/16	(6,890)
Societe Generale	USD	2,893	JPY	317,502	9/20/16	(14,336)
Standard Chartered Bank	AUD	2,651	USD	1,964	6/17/16	48,769
Standard Chartered Bank	CNY	11,442	USD	1,741	6/17/16	2,891
Standard Chartered Bank	EUR	1,722	USD	1,950	6/17/16	32,947
Standard Chartered Bank	USD	1,890	EUR	1,666	6/17/16	(34,970)
Standard Chartered Bank	USD	759	GBP	534	6/17/16	14,712
State Street Bank & Trust Co.	EUR	679	USD	750	6/17/16	(5,900)
State Street Bank & Trust Co.	USD	1,156	JPY	130,037	6/17/16	18,547
UBS AG	EUR	1,370	USD	1,501	6/17/16	(24,535)
UBS AG	USD	1,668	EUR	1,496	6/17/16	(2,413)

						$(27,884)

16	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Fair valued by the Adviser.

(d)	Illiquid security.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

J-REIT – Japanese Real Estate Investment Trust

REIT – Real Estate Investment Trust

See notes to financial statements.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $147,586,050)	$162,519,540 (a)
Affiliated issuers (cost $6,448,341—including investment of cash collateral for securities loaned of $3,260,755)	6,448,341
Foreign currencies, at value (cost $100,575)	99,021
Dividends and interest receivable	415,477
Unrealized appreciation on forward currency exchange contracts	347,784
Receivable for capital stock sold	228,236
Receivable for investment securities	214,782

Total assets	170,273,181

Liabilities
Payable for collateral received on securities loaned	3,260,755
Payable for capital stock redeemed	458,020
Unrealized depreciation on forward currency exchange contracts	375,668
Payable for investment securities purchased	204,489
Advisory fee payable	74,900
Distribution fee payable	39,621
Transfer Agent fee payable	13,007
Administrative fee payable	10,539
Accrued expenses and other liabilities	141,749

Total liabilities	4,578,748

Net Assets	$165,694,433

Composition of Net Assets
Capital stock, at par	$11,648
Additional paid-in capital	195,406,923
Distributions in excess of net investment income	(1,020,795)
Accumulated net realized loss on investment and foreign currency transactions	(43,601,137)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	14,897,794

$165,694,433

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$77,337,183	5,409,105	$14.30	*

B	$1,028,792	72,808	$14.13

C	$20,629,604	1,459,621	$14.13

Advisor	$42,807,931	3,021,665	$14.17

R	$9,126,283	645,671	$14.13

K	$10,182,097	717,412	$14.19

I	$4,582,543	321,633	$14.25

(a)	Includes securities on loan with a value of $2,864,434 (See Note E).

*	The maximum offering price per share for Class A shares was $14.93, which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2016 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $133,012)	$3,192,725
Affiliated issuers	5,975
Securities lending income	12,172	$3,210,872

Expenses
Advisory fee (see Note B)	421,384
Distribution fee—Class A	93,746
Distribution fee—Class B	5,290
Distribution fee—Class C	102,286
Distribution fee—Class R	23,023
Distribution fee—Class K	12,627
Transfer agency—Class A	69,901
Transfer agency—Class B	1,349
Transfer agency—Class C	19,817
Transfer agency—Advisor Class	30,132
Transfer agency—Class R	9,981
Transfer agency—Class K	8,808
Transfer agency—Class I	1,910
Custodian	49,977
Registration fees	49,369
Audit and tax	34,038
Administrative	24,150
Legal	19,134
Printing	18,609
Directors’ fees	11,897
Miscellaneous	23,007

Total expenses		1,030,435

Net investment income		2,180,437

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		1,854,763
Foreign currency transactions		11,575
Net change in unrealized appreciation/depreciation on:
Investments		3,063,197
Foreign currency denominated assets and liabilities		44,226

Net gain on investment and foreign currency transactions		4,973,761

Net Increase in Net Assets from Operations		$7,154,198

See notes to financial statements.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,180,437	$2,791,615
Net realized gain on investment and foreign currency transactions	1,866,338	11,860,661
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	3,107,423	(15,199,160)

Net increase (decrease) in net assets from operations	7,154,198	(546,884)
Dividends to Shareholders from
Net investment income
Class A	(1,629,643)	(4,413,373)
Class B	(19,466)	(49,715)
Class C	(377,276)	(713,318)
Advisor Class	(683,203)	(1,770,081)
Class R	(191,978)	(407,356)
Class K	(225,319)	(503,012)
Class I	(98,992)	(131,029)
Capital Stock Transactions
Net increase (decrease)	13,073,398	(31,917,540)

Total increase (decrease)	17,001,719	(40,452,308)
Net Assets
Beginning of period	148,692,714	189,145,022

End of period (including distributions in excess of net investment income of $(1,020,795) and undistributed net investment income of $24,645, respectively)	$165,694,433	$148,692,714

See notes to financial statements.

20	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Global Real Estate Investment Fund, Inc. (the “Fund”), incorporated in the state of Maryland on July 15, 1996, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Global Real Estate Investment Fund, Inc. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) to Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

AB GLOBAL REAL ESTATE INVESTMENT FUND •	21

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid-level between the current bid and asked prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at

22	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available

AB GLOBAL REAL ESTATE INVESTMENT FUND •	23

Notes to Financial Statements

prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2016:

Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks:
Equity: Other	$22,457,098		$28,778,072		$88,833		$51,324,003
Residential	22,172,117		12,758,612		– 0	–	34,930,729
Retail	21,674,362		10,851,257		– 0	–	32,525,619
Office	11,780,863		11,515,406		– 0	–	23,296,269
Industrials	7,299,121		4,699,668		– 0	–	11,998,789
Lodging	4,016,389		– 0	–	– 0	–	4,016,389
Mortgage	2,478,566		– 0	–	– 0	–	2,478,566
Real Estate	– 0	–	1,279,609		– 0	–	1,279,609
Short-Term Investments:
Investment Companies	3,187,586		– 0	–	– 0	–	3,187,586
Time Deposits	– 0	–	669,567		– 0	–	669,567
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,260,755		– 0	–	– 0	–	3,260,755

Total Investments in Securities	98,326,857		70,552,191	†	88,833		168,967,881
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	347,784		– 0	–	347,784
Liabilities
Forward Currency Exchange Contracts	– 0	–	(375,668)		– 0	–	(375,668)

Total^	$98,326,857		$70,524,307		$88,833		$168,939,997

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	An amount of $3,619,152 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period. An amount of $902,026 was transferred from Level 1 to Level 2 due to a decrease in trading volume during the reporting period. There were no transfers from Level 2 to Level 1 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

24	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks - Equity: Other		Total
Balance as of 11/30/15	$267,094		$267,094
Accrued discounts/ (premiums)	– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/ depreciation	(178,261)		(178,261)
Purchases	– 0	–	– 0	–
Sales	– 0	–	– 0	–
Transfers into Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/16	$88,833		$88,833

Net change in unrealized appreciation/depreciation from investments held as of 5/31/16**	$(178,261)		$(178,261)

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies.

The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all fixed income securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	25

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

26	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2016, such fee amounted to $24,150.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $48,789 for the six months ended May 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $586 from the sale of Class A shares and received $575, $23 and $415 in contingent

AB GLOBAL REAL ESTATE INVESTMENT FUND •	27

Notes to Financial Statements

deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2016.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2016 is as follows:

Market Value November 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)	Dividend Income (000)
$781	$38,304	$35,897	$3,188	$3

Brokerage commissions paid on investment transactions for the six months ended May 31, 2016 amounted to $130,718, none of which was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective February 27, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,953,593, $2,312,886, $324,815 and $148,140 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

28	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$73,791,252		$64,853,638
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Gross unrealized appreciation	$19,919,627
Gross unrealized depreciation	(4,986,137)

Net unrealized appreciation	$14,933,490

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	29

Notes to Financial Statements

During the six months ended May 31, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At May 31, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$347,784	Unrealized depreciation on forward currency exchange contracts	$375,668

Total		$347,784		$375,668

30	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	$(13,430)	$38,989

Total		$(13,430)	$38,989

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2016:

Forward Currency Exchange Contracts:
Average principal amount on buy contracts.	$11,389,062
Average principal amount on sale contracts	$16,957,822

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of May 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$79,991	$(43,406)		$	– 0	–	$	– 0	–	$36,585
BNP Paribas	56,101	(56,101)			– 0	–		– 0	–	– 0	–
Credit Suisse International	5,582	– 0	–		– 0	–		– 0	–	5,582
Deutsche Bank AG	23,832	(23,832)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	3,172	– 0	–		– 0	–		– 0	–	3,172
Morgan Stanley Capital Services LLC.	52,306	– 0	–		– 0	–		– 0	–	52,306
Royal Bank of Scotland PLC	8,934	(8,934)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	99,319	(34,970)			– 0	–		– 0	–	64,349
State Street Bank and Trust Co.	18,547	(5,900)			– 0	–		– 0	–	12,647

Total	$347,784	$(173,143)		$	– 0	–	$	– 0	–	$174,641	^

AB GLOBAL REAL ESTATE INVESTMENT FUND •	31

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$43,406	$(43,406)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas	76,747	(56,101)			– 0	–		– 0	–		20,646
Brown Brothers Harriman & Co.	62,845	– 0	–		– 0	–		– 0	–		62,845
Deutsche Bank AG	75,395	(23,832)			– 0	–		– 0	–		51,563
Goldman Sachs Bank USA	7,927	– 0	–		– 0	–		– 0	–		7,927
JPMorgan Chase Bank NA	6,532	– 0	–		– 0	–		– 0	–		6,532
Royal Bank of Scotland PLC	13,772	(8,934)			– 0	–		– 0	–		4,838
Societe Generale	21,226	– 0	–		– 0	–		– 0	–		21,226
Standard Chartered Bank	34,970	(34,970)			– 0	–		– 0	–		– 0	–
State Street Bank and Trust Co.	5,900	(5,900)			– 0	–		– 0	–		– 0	–
UBS AG	26,948	– 0	–		– 0	–		– 0	–		26,948

Total	$375,668	$(173,143)		$	– 0	–	$	– 0	–		$202,525	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to

32	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2016, the Fund had securities on loan with a value of $2,864,434 and had received $3,260,755 in cash collateral which has been invested into AB Exchange Reserves. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $12,172 and $3,121 from the borrowers and AB Exchange Reserves, respectively, for the six months ended May 31, 2016; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended May 31, 2016 is as follows:

Market Value November 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)
$1,434	$16,475	$14,648	$3,261

AB GLOBAL REAL ESTATE INVESTMENT FUND •	33

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015

Class A
Shares sold	386,882	745,575	$5,313,717	$10,685,087

Shares issued in reinvestment of dividends	98,621	268,377	1,365,204	3,777,314

Shares converted from Class B	10,391	38,116	144,254	550,425

Shares redeemed	(534,313)	(2,803,694)	(7,361,980)	(39,937,318)

Net decrease	(38,419)	(1,751,626)	$(538,805)	$(24,924,492)

Class B
Shares sold	2,503	8,356	$33,983	$119,173

Shares issued in reinvestment of dividends	1,361	3,420	18,616	47,643

Shares converted to Class A	(10,508)	(38,568)	(144,254)	(550,425)

Shares redeemed	(2,609)	(18,022)	(35,497)	(249,924)

Net decrease	(9,253)	(44,814)	$(127,152)	$(633,533)

Class C
Shares sold	33,843	191,915	$464,048	$2,728,115

Shares issued in reinvestment of dividends	23,612	43,680	323,131	608,673

Shares redeemed	(137,446)	(252,194)	(1,873,440)	(3,579,986)

Net decrease	(79,991)	(16,599)	$(1,086,261)	$(243,198)

Advisor Class
Shares sold	1,513,701	894,847	$20,782,468	$12,763,085

Shares issued in reinvestment of dividends	30,618	56,036	420,637	781,537

Shares redeemed	(416,879)	(1,519,171)	(5,663,369)	(21,424,608)

Net increase (decrease)	1,127,440	(568,288)	$15,539,736	$(7,879,986)

Class R
Shares sold	70,819	201,087	$965,002	$2,853,121

Shares issued in reinvestment of dividends	14,023	29,236	191,922	407,162

Shares redeemed	(133,660)	(247,744)	(1,799,788)	(3,493,532)

Net decrease	(48,818)	(17,421)	$(642,864)	$(233,249)

34	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015

Class K
Shares sold	62,532	194,439	$858,225	$2,781,348

Shares issued in reinvestment of dividends	16,398	35,993	225,318	503,010

Shares redeemed	(117,305)	(214,514)	(1,583,401)	(2,990,767)

Net increase (decrease)	(38,375)	15,918	$(499,858)	$293,591

Class I
Shares sold	44,359	172,362	$611,747	$2,440,462

Shares issued in reinvestment of dividends	7,173	9,365	98,992	131,030

Shares redeemed	(20,301)	(61,058)	(282,137)	(868,165)

Net increase	31,231	120,669	$428,602	$1,703,327

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	35

Notes to Financial Statements

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”)

36	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2016.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending November 30, 2016 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$7,987,884	$5,000,159

Total taxable distributions paid	$7,987,884	$5,000,159

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,383,903
Accumulated capital and other losses	(44,556,497	)(a)
Unrealized appreciation/(depreciation)	8,520,139	(b)

Total accumulated earnings/(deficit)	$(33,652,455)

(a)

As of November 30, 2015, the Fund had a net capital loss carryforward of $44,556,497. During the fiscal year, the Fund utilized $6,915,723 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs) and partnerships, the tax treatment of a corporate restructuring, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	37

Notes to Financial Statements

As of November 30, 2015, the Fund had a net capital loss carryforward of $44,556,497 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 42,610,641	N/A	2017
1,945,856	N/A	2018

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

38	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2016 (unaudited)		Year Ended November 30,
			2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.95		$ 14.65	$ 13.39	$ 12.91	$ 10.89	$ 11.47

Income From Investment Operations
Net investment income(a)	.20		.25	.28	.28	.22	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.45		(.30)	1.48	.98	2.19	(.34)

Net increase (decrease) in net asset value from operations	.65		(.05)	1.76	1.26	2.41	(.22)

Less: Dividends
Dividends from net investment income	(.30)		(.65)	(.50)	(.78)	(.39)	(.36)

Net asset value, end of period	$ 14.30		$ 13.95	$ 14.65	$ 13.39	$ 12.91	$ 10.89

Total Return
Total investment return based on net asset value(b)	4.73%		(0.36)%	13.68%	10.10%*	22.95%	(2.08)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$77,337		$76,020	$105,467	$79,216	$87,013	$64,116
Ratio to average net assets of:
Expenses	1.29	%(c)	1.30%	1.37%	1.40%	1.50%	1.45%
Net investment income	2.89	%(c)	1.76%	2.01%	2.12%	1.84%	1.04%
Portfolio turnover rate	43%		73%	90%	115%	108%	71%

See footnote summary on page 45.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2016 (unaudited)		Year Ended November 30,
			2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.79		$ 14.36	$ 13.08	$ 12.60	$ 10.62	$ 11.20

Income From Investment Operations
Net investment income(a)	.14		.14	.18	.18	.13	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44		(.30)	1.45	.96	2.14	(.34)

Net increase (decrease) in net asset value from operations	.58		(.16)	1.63	1.14	2.27	(.31)

Less: Dividends
Dividends from net investment income	(.24)		(.41)	(.35)	(.66)	(.29)	(.27)

Net asset value, end of period	$ 14.13		$ 13.79	$ 14.36	$ 13.08	$ 12.60	$ 10.62

Total Return
Total investment return based on net asset value(b)	4.28%		(1.15)%	12.86%	9.31%*	21.91%	(2.89)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,029		$1,132	$1,822	$2,531	$3,915	$4,284
Ratio to average net assets of:
Expenses	2.11	%(c)	2.09%	2.13%	2.13%	2.30%	2.24%
Net investment income	2.06	%(c)	1.00%	1.37%	1.36%	1.16%	.27%
Portfolio turnover rate	43%		73%	90%	115%	108%	71%

See footnote summary on page 45.

40	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2016 (unaudited)		Year Ended November 30,
			2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.80		$ 14.41	$ 13.18	$ 12.71	$ 10.72	$ 11.29

Income From Investment Operations
Net investment income(a)	.14		.14	.18	.19	.14	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44		(.29)	1.46	.96	2.15	(.34)

Net increase (decrease) in net asset value from operations	.58		(.15)	1.64	1.15	2.29	(.30)

Less: Dividends
Dividends from net investment income	(.25)		(.46)	(.41)	(.68)	(.30)	(.27)

Net asset value, end of period	$ 14.13		$ 13.80	$ 14.41	$ 13.18	$ 12.71	$ 10.72

Total Return
Total investment return based on net asset value(b)	4.25%		(1.04)%	12.89%	9.34%*	22.02%	(2.78)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,630		$21,246	$22,426	$22,058	$18,989	$17,750
Ratio to average net assets of:
Expenses	2.04	%(c)	2.05%	2.08%	2.11%	2.23%	2.17%
Net investment income	2.12	%(c)	0.99%	1.32%	1.46%	1.18%	.31%
Portfolio turnover rate	43%		73%	90%	115%	108%	71%

See footnote summary on page 45.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2016 (unaudited)		Year Ended November 30,
			2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.83		$ 14.57	$ 13.33	$ 12.85	$ 10.86	$ 11.44

Income From Investment Operations
Net investment income(a)	.22		.28	.29	.32	.26	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44		(.29)	1.50	.97	2.16	(.33)

Net increase (decrease) in net asset value from operations	.66		(.01)	1.79	1.29	2.42	(.18)

Less: Dividends
Dividends from net investment income	(.32)		(.73)	(.55)	(.81)	(.43)	(.40)

Net asset value, end of period	$ 14.17		$ 13.83	$ 14.57	$ 13.33	$ 12.85	$ 10.86

Total Return
Total investment return based on net asset value(b)	4.85%		(0.07)%	14.02%	10.46%*	23.23%	(1.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,808		$26,202	$35,882	$13,274	$7,622	$5,161
Ratio to average net assets of:
Expenses	1.03	%(c)	1.04%	1.07%	1.10%	1.20%	1.15%
Net investment income	3.23	%(c)	1.96%	2.12%	2.37%	2.16%	1.29%
Portfolio turnover rate	43%		73%	90%	115%	108%	71%

See footnote summary on page 45.

42	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2016 (unaudited)		Year Ended November 30,
			2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.80		$ 14.46	$ 13.22	$ 12.77	$ 10.79	$ 11.39

Income From Investment Operations
Net investment income(a)	.18		.20	.24	.25	.19	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43		(.29)	1.46	.96	2.17	(.34)

Net increase (decrease) in net asset value from operations	.61		(.09)	1.70	1.21	2.36	(.25)

Less: Dividends
Dividends from net investment income	(.28)		(.57)	(.46)	(.76)	(.38)	(.35)

Net asset value, end of period	$ 14.13		$ 13.80	$ 14.46	$ 13.22	$ 12.77	$ 10.79

Total Return
Total investment return based on net asset value(b)	4.49%		(0.60)%	13.41%	9.78%*	22.64%	(2.36)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,126		$9,583	$10,296	$9,477	$8,904	$5,970
Ratio to average net assets of:
Expenses	1.57	%(c)	1.62%	1.65%	1.65%	1.74%	1.69%
Net investment income	2.60	%(c)	1.41%	1.74%	1.89%	1.66%	.79%
Portfolio turnover rate	43%		73%	90%	115%	108%	71%

See footnote summary on page 45.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2016 (unaudited)		Year Ended November 30,
			2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.85		$ 14.55	$ 13.31	$ 12.84	$ 10.85	$ 11.44

Income From Investment Operations
Net investment income(a)	.20		.25	.28	.30	.24	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44		(.30)	1.47	.96	2.16	(.34)

Net increase (decrease) in net asset value from operations	.64		(.05)	1.75	1.26	2.40	(.21)

Less: Dividends
Dividends from net investment income	(.30)		(.65)	(.51)	(.79)	(.41)	(.38)

Net asset value, end of period	$ 14.19		$ 13.85	$ 14.55	$ 13.31	$ 12.84	$ 10.85

Total Return
Total investment return based on net asset value(b)	4.70%		(0.33)%	13.72%	10.14%*	22.98%	(2.02)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,182		$10,471	$10,767	$10,083	$8,713	$6,875
Ratio to average net assets of:
Expenses	1.28	%(c)	1.30%	1.34%	1.34%	1.43%	1.38%
Net investment income	2.89	%(c)	1.73%	2.08%	2.22%	2.01%	1.13%
Portfolio turnover rate	43%		73%	90%	115%	108%	71%

See footnote summary on page 45.

44	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2016 (unaudited)		Year Ended November 30,
			2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.91		$ 14.64	$ 13.39	$ 12.90	$ 10.90	$ 11.48

Income From Investment Operations
Net investment income(a)	.22		.26	.33	.34	.28	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44		(.26)	1.48	.96	2.16	(.34)

Net increase (decrease) in net asset value from operations	.66		.00 (d)	1.81	1.30	2.44	(.17)

Less: Dividends
Dividends from net investment income	(.32)		(.73)	(.56)	(.81)	(.44)	(.41)

Net asset value, end of period	$ 14.25		$ 13.91	$ 14.64	$ 13.39	$ 12.90	$ 10.90

Total Return
Total investment return based on net asset value(b)	4.86%		0.04%	14.11%	10.50%*	23.38%	(1.65)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,583		$4,039	$2,485	$2,092	$1,976	$2,538
Ratio to average net assets of:
Expenses	.94	%(c)	.99%	1.01%	1.03%	1.10%	1.05%
Net investment income	3.24	%(c)	1.83%	2.38%	2.53%	2.36%	1.42%
Portfolio turnover rate	43%		73%	90%	115%	108%	71%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from a third party regulatory settlement, which enhanced the Fund’s performance for the year ended November 30, 2013 by 0.03%.

See notes to financial statements.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	45

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Eric J. Franco(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global REIT Senior Investment Management Team. Mr. Eric J. Franco is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

46	• AB GLOBAL REAL ESTATE INVESTMENT FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Real Estate Investment Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB GLOBAL REAL ESTATE INVESTMENT FUND •	47

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated

48	• AB GLOBAL REAL ESTATE INVESTMENT FUND

with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the Fund.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	49

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

50	• AB GLOBAL REAL ESTATE INVESTMENT FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Global Real Estate Investment Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;
2.	Advisory fees charged by other mutual fund companies for like services;
3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;
4.	Profit margins of the Adviser and its affiliates from supplying such services;
5.	Possible economies of scale as the Fund grows larger; and
6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the

1	The information in the fee evaluation was completed on April 21, 2016 and discussed with the Board of Directors on May 3-5, 2016.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	51

product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1518 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on March 31, 2016.

Fund	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/16 ($MIL)
Global Real Estate Investment Fund, Inc.	Value	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$165.8

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $51,332 (0.031% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year
Global Real Estate Investment Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	1.04 1.30 2.09 2.05 1.62 1.30 0.99	% % % % % % %	November 30

3	Jones v. Harris at 1527.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

52	• AB GLOBAL REAL ESTATE INVESTMENT FUND

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1528.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	53

had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2016 net assets:6

Fund	Net Assets 3/31/16 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.	$165.8	Global REIT 0.60% on 1st $25 million 0.50% on next $25 million 0.45% on the balance Minimum Account Size: $25m	0.480%	0.550%

The Adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Since the Fund has an identical fee schedule as the AVPS Portfolio, the effective fee of the AVPS Portfolio is the same as that of the Fund.

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.[8]	Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Real Estate Securities Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[9]
Global Real Estate Investment Fund, Inc.	Global Real Estate Securities Portfolio Class A Class I (Institutional)	1.50% 0.70%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

8	The investment guidelines of the Fund are not as restrictive as that of the AVPS portfolio. The Fund may invest in equity securities of non-U.S. REITS and other non-U.S. real estate industry companies in contrast to the AVPS portfolio, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

9	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

54	• AB GLOBAL REAL ESTATE INVESTMENT FUND

The AB Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee
Global Real Estate Investment Fund, Inc.	AB Kokusai REIT Fund[10]	0.57%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11,12 Broadridge’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Broadridge Expense Group (“EG”)13 and the Fund’s contractual management fee ranking.14

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper

10	The ITM Fund is privately placed or institutional.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Fund’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Fund’s investment classification/objective continued to be determined by Lipper.

13	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Broadridge peer group.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	55

investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[15]	Broadridge EG Median (%)	Broadridge EG Rank
Global Real Estate Investment Fund, Inc.	0.550	0.934	1/9

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”).16 The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund. Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio rankings are also shown.

Fund	Total Expense Ratio (%)[17]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Global Real Estate Investment Fund, Inc.	1.304	1.400	4/9	1.372	8/23

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

15	The contractual management fee rate does not reflect any expense reimbursement payments for certain clerical, legal, accounting, administrative, and other services.

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Most recently completed fiscal year end Class A total expense ratio.

56	• AB GLOBAL REAL ESTATE INVESTMENT FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2015, relative to 2014.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $1,878, $542,979 and $4,423 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $109,741 in fees from the Fund.

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its

AB GLOBAL REAL ESTATE INVESTMENT FUND •	57

U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of Deli’s study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1529.

58	• AB GLOBAL REAL ESTATE INVESTMENT FUND

two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance returns and rankings21 of the Fund relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)22 for the periods ended February 29, 2016.23

Global Real Estate Investment Fund, Inc.	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-7.47	-8.44	-8.53	2/9	7/30
3 year	3.15	3.04	2.92	4/8	9/23
5 year	5.62	5.27	5.27	2/7	5/20
10 year	2.80	2.32	3.18	1/2	5/6

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance returns and rankings of the Fund are for the Fund’s Class A shares. Fund performance returns were provided by Broadridge.

22	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	59

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmarks.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 29, 2016 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Real Estate Investment Fund, Inc.	-7.47	3.15	5.62	2.80	8.36	20.98	0.18	10
FTSE EPRA NAREIT Developed RE Index — Net Return[27]	-8.54	3.07	5.45	3.36	7.31	21.28	0.24	10
FTSE NAREIT Equity REIT Index — Gross Return	-7.75	3.88	6.24	4.08	7.72	N/A	N/A	N/A
FTSE NAREIT Equity REIT Index[28]	-4.04	7.42	9.14	6.01	10.26	N/A	N/A	N/A
Inception Date: September 30, 1996

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2016.

26	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

27	Benchmark is time blend of FTSE EPRA/NAREIT Developed Real Estate Index — GDR (Inception-2/28/2005) and FTSE EPRA/NAREIT Developed Real Estate Index — NDR (3/1/2005-Present) benchmark.

28	Benchmark since inception date is the nearest month end after the Fund’s inception date.

60	• AB GLOBAL REAL ESTATE INVESTMENT FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

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Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

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Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

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Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

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Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB GLOBAL REAL ESTATE INVESTMENT FUND •	61

AB Family of Funds

NOTES

62	• AB GLOBAL REAL ESTATE INVESTMENT FUND

NOTES

AB GLOBAL REAL ESTATE INVESTMENT FUND •	63

NOTES

64	• AB GLOBAL REAL ESTATE INVESTMENT FUND

NOTES

AB GLOBAL REAL ESTATE INVESTMENT FUND •	65

NOTES

66	• AB GLOBAL REAL ESTATE INVESTMENT FUND

NOTES

AB GLOBAL REAL ESTATE INVESTMENT FUND •	67

NOTES

68	• AB GLOBAL REAL ESTATE INVESTMENT FUND

AB GLOBAL REAL ESTATE INVESTMENT FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRE-0152-0516

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Real Estate Investment Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 27, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 27, 2016